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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 1, 2006
                                                  --------------


                         HEARTLAND PAYMENT SYSTEMS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-51265             22-3755714
         --------                       ---------             ----------
(State or other jurisdiction of    (Commission File No)     (I.R.S. Employer
incorporation or organization)                            Identification Number)


                  90 NASSAU STREET, PRINCETON, NEW JERSEY 08542
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 683-3831
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On August 3, 2006, Heartland Payment Systems, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the second quarter ended June 30, 2006. The information contained in this report, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On August 3, 2006, the Company conducted a properly noticed conference call to discuss its results of operations for the second quarter ended June 30, 2006 and to answer any questions raised by the call's audience.

ITEM 8.01 OTHER EVENTS

Cash Dividend

On August 1, 2006, the board of directors of the Company declared a quarterly cash dividend of $0.025 per share of Company's common stock, which will be payable on September 15, 2006 to stockholders of record as of August 25, 2006. The press release announcing the cash dividend is furnished as Exhibit 99.1 to this report.

Stock Repurchase

On August 1, 2006, the board of directors of the Company authorized the Company to repurchase up to 1,000,000 shares of its common stock in the open market. This authorization is in addition to the 1,000,000 common shares which the board of directors of the Company had authorized the Company to repurchase on January 17, 2006. Under the January 17, 2006 authorization, the Company had repurchased 873,900 shares of its common stock. The Company intends to use these authorizations to repurchase shares opportunistically as a means of offsetting dilution from the issuance of shares under employee benefit plans. The Company has no obligation to repurchase shares under the authorization, and the specific timing and amount of the stock repurchase will vary based on market conditions, securities law limitations and other factors. The stock repurchase will be executed utilizing the Company's cash resources including the proceeds of stock options exercises. The press release announcing the stock repurchase is furnished as Exhibit 99.1 to this report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number         Description
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99.1           Press Release of the Company dated August 3, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 3, 2006

                                       Heartland Payment Systems, Inc.
                                       -----------------------------------------
                                       (Registrant)


                                  By:  /s/ Robert H.B. Baldwin, Jr.
                                       -----------------------------------------
                                       Robert H.B. Baldwin, Jr.
                                       Chief Financial Officer